SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of report (date of earliest event reported)   October 10, 1996

                          THE HARMAT ORGANIZATION, INC.
               (Exact Name of Registrant as Specified in Charter)

  Delaware                                    333-3501              11-2780723
(State or Other Jurisdiction                 (Commission         (IRS Employer
    Of Incorporation)                       File Number)    Identification No.)


Old Country Road, P.O. Box 539, Quogue, New York                 11959
------------------------------------------------------------------------
(Address of Principal Executive Offices)                       (Zip Code)

Registrant's telephone number, including area code (516) 653-3303


(Former Name or Former Address, if Changed Since Last Report)

         Item 8. Change in Fiscal Year.

                  On October 10, 1996 the Board of Directors of the Registrant determined that better financial reporting of the Registrant's activities would be made if the Registrant were to change its fiscal year. The Board therefor authorized the Registrant's change of fiscal year from December 31 to September
30. The first report covering the transition period will be Form 10K- SB for the year ended September 30, 1996.


                                            SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               The Harmat Organization, Inc.
                                               Registrant


Dated: October 16, 1996                         By /s/ Matthew Schilowitz
                                                 Matthew Schilowitz, President

                         McLaughlin & Stern, LLP
                            260 Madison Avenue
                         New York, New York 10016
                          (212) 448-1100


                                                  October 16, 1996



Securities and Exchange Commission
Washington, DC


                    Re: The Harmat Organization, Inc.


Gentlemen:

On behalf of the above captioned registrant, we herewith transmit to you Form 8-K which reflects a reporting change in the Company's fiscal period.

                                                  Very truly yours,


                                                  David W. Sass